ANNUAL REPORT

July 31, 1997

INVESCO

MULTIPLE

ASSET

FUNDS,

INC.

              Balanced Fund
Multi-Asset Allocation Fund


           No-load mutual funds seeking
capital appreciation and current income.

INVESCO FUNDS

Market Overview                                                     August 1997
     We are currently in the greatest bull market of all time, and wealth has been created on a scale that has never been seen before. The strength and longevity of this market have surprised even the staunchest market advocates. A preemptive strike against inflation by the Federal Reserve Board in March -- a 25 basis point increase in the Fed Fund's Rate -- produced a pullback in the stock market. However, several large-capitalization stock indexes have produced approximately 15% to 20% returns since the minor correction.
     Recently, however, volatility has crept back into the stock markets dampening investment returns. This increased volatility can be attributed to investor nervousness about inflation and an overheating economy. Consequently, day-to-day swings in equity prices remain severe, and may continue in the near future.
    Nonetheless, it's worth noting that:
    o The Dow Jones Industrial Average (an index composed of 30 domestic large-capitalization stocks) has doubled in 30 months for only the fifth time this century, and only the second time in 62 years.
    o The broad market has had 18 consecutive quarters in which companies have reported significantly more positive than negative earnings surprises.
    o The wealth created by the domestic stock market in the last 10 years is the most in history.
    The driving force behind the strength of the market during the last 10 years has been low inflation, strong economic growth, and increased worker productivity. These factors have led to above-average increases in corporate profits and earnings, sending stock prices higher. Meanwhile, prices across the economy (as measured by the Gross Domestic Product price deflator) rose only 1.8% in 1996 the smallest gain since 1964. Currently, the inflation rate for the U.S. economy is at 2.2%, and producer prices actually declined over the first seven months in 1997.
    Gains in worker productivity have helped curb inflation. Over the last 10 years, corporate restructuring, downsizing, and investments in technology have increased the efficiency of American companies and workers. These gains have outpaced wage increases. Coupled with increased international competition, improved productivity has put downward pressure on prices -- which is beneficial for the economy as it stimulates consumer demand.
    As a result, the U.S. economy has re-established itself as the global leader. In turn, the demand for skilled labor has risen, and unemployment in July 1997 was at 4.8% (the lowest level since 1973). Some naysayers suggest that the tight labor market will eventually lead to increased wages and inflation, which may have negative consequences for corporate stock prices.
    The fixed-income market, although producing gains over the last seven months, has not enjoyed the jubilance experienced in the equity markets. Concerns over potential wage inflation, a slowing economy, and an increase in the Fed Funds Rate have tempered fixed-income returns. Within this environment, credit analysis has played a more important role in evaluating fixed-income securities than interest-rate analysis -- this was especially true for high-yield securities.
     This is a good time for shareholders to re-evaluate their expectations. Historically speaking, markets do not return 25% every year. A long-run average return on equities of 10% to 11% is more realistic.

INVESCO Multiple Asset Funds, Inc.
    The line graphs below illustrate the value of a $10,000 investment in each of the INVESCO Multiple Asset Funds, plus reinvested dividends and capital gain distributions, from inception (12/93) through 7/31/97. The charts and other total return figures cited reflect the funds' operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance.(1)(2)
    While past performance is not a guarantee of future results, $10,000 invested in Balanced Fund upon inception (12/93) would have been worth $20,058 on 7/31/97, including reinvestment of dividends and capital gains. A $10,000 investment in Multi-Asset Allocation Fund made on the same date would have grown to $16,348. (Of course, past performance is not a guarantee of future results.)(2)

Balanced Fund
    The Fund received the prestigious 5-star risk-adjusted rating from Morningstar, both overall and for the three-year period ended 7/31/97, among 2,040 equity funds.(4)
    Lipper Analytical Services ranked Balanced Fund #2 of 193 balanced funds, based on total return unadjusted for commissions for the three-year period ended 7/31/97. For the one-year period, the fund was ranked #153 of 317 funds.(2)(3)

                                         Balanced Fund
                         Average Annual Total Return as of 7/31/97 (2)
                         ---------------------------------------------
                         1 Year                                 29.27%
                         ---------------------------------------------
                         Since Inception (12/93)                20.90%
                         ---------------------------------------------

    For the one-year period ended 7/31/97, INVESCO Balanced Fund achieved a total return of 29.27%, compared to a total return of 52.02% for the S&P 500, and 10.78% for the Lehman Government/Corporate Bond Index. (Of course, past performance is not a guarantee of future results.)(1)(2)
    As of 7/31/97, the fund's portfolio was allocated between 61% equities and 33% fixed-income securities, respectively. (Approximatley 6% of the fund's total net assets were in the form of cash and cash equivalents.)

Equity Strategy
     During the last year, large-capitalization stocks continued their strong performance. This was especially true for large-cap pharmaceuticals which provided strong performance for the fund. Companies like Warner-Lambert Co. and

Bristol-Myers Squibb continued to benefit from increased emphasis on health care by emerging and developing nations, changing demographics (the graying of America), and the introduction of new drugs to the market. These trends, combined with an improved regulatory environment, have significantly aided the profitability of large-cap pharmaceuticals. In fact, Warner-Lambert Co. -- our largest holding as of 7/31/97 -- experienced strong price appreciation as the firm's two new drugs, Lipitor and Rezulin, were well-received by the market.

Graph:
This line graph compares the value of a $10,000 investment in INVESCO Balanced Fund to the value of a $10,000 investment in the S&P 500 Index and the Lehman Government/Corporate Bond Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (12/1/93) through 7/31/97.

    The capital goods sector also has been a profitable market segment for the fund. Expanding global economies have increased the demand for capital goods. In addition, companies are becoming more efficient through corporate restructuring, industry consolidation, and increased worker productivity. As a result, we remain heavily weighted towards this sector.
    Looking forward, we plan to increase our weighting towards consumer cyclicals, as we feel that consumer spending is likely to increase later this year. We will continue to selectively look for market-leading companies with the potential for accelerating earnings. Retailers that we include excited about for the future are Federated Department Stores, and Tandy Corp.

Fixed-Income Strategy
    Timing the interest rate market can be difficult, particularly in recent years. Instead, we prefer to create value through credit analysis. By using our years of experience and in-depth research, we seek to identify fixed-income securities that are mispriced by the market.
    This type of in-depth fundamental research continues to benefit the fund. For example seven months ago the fund was overweighted in mortgage-backed securities. These securities provided strong returns over most of the 1997. However, interest rate spreads then tightened, and we have reduced our exposure to these obligations, feeling they were fully priced by the market.
    Presently, our research suggests that similar opportunities may now exist in two more areas: putable bonds and the electric utilities industry. Putable bonds are debt obligations that allow a holder to redeem the issue at specified intervals before maturity and receive full face value. These bonds provide strong performance for the fund, while offering reduced volatility compared to other debt obligations. And deregulation has lead to positive structural changes in the electric utilities industry. This may lead to credit upgrades on existing debt for selected electric companies.

Going Forward
    We will continue to manage the fund somewhat conservatively, keeping the fixed-income portion relatively high. This conservative approach has produced a fund that features a lower beta than the S&P 500, higher earnings' growth rate, and a lower price-to-earnings ratio.

Fund Management
    INVESCO Balanced Fund is managed by three industry veterans. Senior Vice President and Director of Investments Charles P. Mayer and Vice President Albert
M. Grossi co-manage the equity portfolio. With 28 years of professional experience, Charlie earned an MBA from St. John's University and a BA from St. Peter's College. Previously, Charlie was with Westinghouse Pension Investments Corporation.
    Al Grossi began his career as a securities analyst in 1974. Previously, he served as a portfolio manager/senior analyst with Westinghouse Pension Investments Corporation. He holds both an MBA and a BA from Rutgers University.
    Senior Vice President Donovan "Jerry" Paul has served as co-portfolio manager of the fund since 1994, concentrating on fixed-income securities. Jerry began his investment career in 1976; before joining INVESCO, he worked for Stein, Roe & Farnham Inc., as well as Quixote Investment Management. He earned an MBA from the University of Northern Iowa, and a BBA from the University of Iowa. He is a Chartered Financial Analyst and Certified Public Accountant.

Multi-Asset Allocation Fund
    For the one-year period ended 7/31/97, INVESCO Multi-Asset Allocation Fund had a total return of 31.41%, compared to a total return of 52.02% for the S&P 500 and 10.78% for the Lehman Government/Corporate Bond Index. (Of course, past performance is not a guarantee of future results.)(1)(2)

Graph:
This line graph compares the value of a $10,000 investment in INVESCO Multi-Asset Allocation Fund to the value of a $10,000 investment in the S&P 500 Index and the Lehman Government/Corporate Bond Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (12/1/93) through 7/31/97.

    The fund's broad diversification helped produce superior competitive returns. Over the one-year period ended 7/31/97, the fund had a total return of 31.41%, while the Lipper Flexible Portfolio objective had an average fund return of 29.71% over the same 12 months. (Lipper Analytical Services, Inc. is an independent mutual fund analyst, which tracks fund performance by total return unadjusted for commissions. Of course, past performance is not a guarantee of future results.)(2)
    Multi-Asset Allocation Fund's holdings are diversified across large-capitalization stocks, small-cap stocks, fixed-income obligations, international equities, equity real estate securities, and cash. Over the last year, the fund's exposure to large-cap stocks was the key factor in performance. This asset class produced superior returns compared to others. However, we feel that many of these stocks may now be fully- or over-valued and are taking a cautious approach going forward.
    In contrast, we are excited about the possibilities for small-cap stocks and international equities. Many small-caps are presently trading at prices below their intrinsic value. For international equities, the strong U.S. dollar has increased foreign companies' competitive advantage in international markets. Both asset classes have gone through a period of underperformance, and these securities presently appear undervalued with strong growth possibilities.

                                  Multi-Asset Allocation Fund
                         Average Annual Total Return as of 7/31/97 (2)
                         ---------------------------------------------
                         1 Year                                 31.41%
                         ---------------------------------------------
                         Since Inception                (12/93) 14.35%
                         ---------------------------------------------

    We plan to keep a neutral weighting toward real estate and fixed-income securities, as we remain concerned about the potential for an increase in interest rates by the Federal Reserve Board.
    The fund has lagged the broad U.S. stock indexes during the extended bull market. However, we believe that the combination of asset classes overseen by experienced management may prove advantageous to investors over a full cycle.

Fund Management
    INVESCO Multi-Asset Allocation Fund is managed by a team, which is led by Bob Slotpole. He earned an MBA from Stanford University, as well as a BS from the State University of New York-Buffalo. Now a senior vice president and director of equities for INVESCO Management & Research, Inc., Bob began his investment career in 1975. Previously, he was associated with First Boston and Lehman Brothers.

(1)The S&P 500 and Lehman Government/Corporate Bond Index are unmanaged indexes of securities considered to be representative of the broad domestic equity and domestic fixed-income markets, respectively.

(2)Total return assumes reinvestment of dividends and capital gain distributions for the periods indicated. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than when purchased.

(3)Lipper rankings are provided for one-, five-, and 10-year periods, except for funds introduced more recently, and are based on total return unadjusted for commissions.

(4)Morningstar's proprietary rankings reflect historical risk-adjusted performance and are subject to change every month. Ratings are calculated for the fund's three-, five-, and 10-year average annual returns (based on available track records) in excess of 90-day Treasury bill returns. The top 10% of funds in an investment category receive 5 stars; the next 22.5%,4;and the next 35%, 3.

INVESCO Fund Codes
      These two-digit codes appear after your account number on Investment Summaries and confirmations. You may also use them to request information about specific funds on PAL(R), your Personal Account Line.

      Money  Market  Funds
      44 U.S.  Government  Money Fund
      25 Cash  Reserves
      40 Tax-Free  Money Fund

      Tax-Exempt  Funds
      36 Tax-Free  Intermediate  Bond
      35 Tax-Free Long-Term Bond

      Income Funds
      33 Short-Term Bond
      32 U.S. Government Securities
      47 Intermediate  Government Bond
      30 Select Income
      31 High Yield

      Growth & Income Fund
      71 Balanced
      70 Multi-Asset Allocation
      48 Total Return
      15 Industrial Income
      46 Value Equity

      Capital  Appreciation Funds
      10 Growth
      20 Dynamics
      74 Small Company Value
      60 Small Company Growth

      Sector Funds
      50 Energy
      59 Environmental  Services
      57 Financial  Services
      51 Gold
      52 Health Sciences
      53 Leisure
      42 Realty
      55 Technology
      58 Utilities

      38    Worldwide Capital Goods
      39    Worldwide Communications

      International Funds
      49    International Growth
      41    Asian Growth
      56    European
      37    European Small Company
      34    Latin American Growth
      54    Pacific Basin

For more information about any of the INVESCO Funds, including management fees and expenses, please call us at 1-800-525-8085 for a prospectus. Read it carefully before you invest or send money.

INVESCO Multiple Asset Funds, Inc.
Ten Largest Common Stock Holdings
July 31, 1997

Description                                                           Value
--------------------------------------------------------------------------------
BALANCED Fund
Warner-Lambert Co                                                $2,793,750
General Cable                                                     2,560,625
Novartis AG Registered Shrs                                       2,407,579
Tandy Corp                                                        2,377,500
SmithKline Beecham PLC ADR
   Representing Ord A Shrs                                        2,334,000
Northrop Grumman                                                  2,302,500
Exxon Corp                                                        2,248,750
Owens-Illinois Inc                                                2,208,000
Dollar General                                                    2,200,000
Sundstrand Corp                                                   2,170,000

MULTI-ASSET ALLOCATION Fund
General Electric                                                   $280,750
Coca-Cola Co                                                        207,750
Merck & Co                                                          187,087
International Business Machines                                     179,775
AT&T Corp                                                           176,700
Intel Corp                                                          165,262
SBC Communications                                                  142,050
Bristol-Myers Squibb                                                141,187
Chase Manhattan                                                     139,455
Abbott Laboratories                                                 124,331

Composition of holdings is subject to change.

INVESCO Multiple Asset Funds, Inc.
Statement of Investment Securities
July 31, 1997

                                                      Shares or
                                                      Principal
Description                                             Amount           Value
--------------------------------------------------------------------------------
BALANCED Fund
COMMON STOCKS 58.81%
AEROSPACE & DEFENSE 2.70%
Northrop Grumman                                       20,000        $2,302,500
Sundstrand Corp                                        35,000         2,170,000
                                                                   ------------
                                                                      4,472,500
                                                                   ------------
BANKS 1.64%
Bank of New York                                       35,000         1,699,687
Fleet Financial Group                                  15,000         1,018,125
                                                                   ------------
                                                                      2,717,812
                                                                   ------------
CHEMICALS 3.41%
Ferro Corp                                             50,000         1,853,125
Hoechst AG*                                            20,000           940,222
OM Group                                               43,000         1,486,188
Praxair Inc                                            25,000         1,378,125
                                                                   ------------
                                                                      5,657,660
                                                                   ------------
COMMUNICATIONS -   EQUIPMENT &
   MANUFACTURING 0.97%
Motorola Inc                                           20,000         1,606,250
                                                                   ------------
COMPUTER RELATED 5.24%
America Online*                                        30,000         2,025,000
Ceridian Corp*                                         37,000         1,618,750
Cisco Systems*                                         19,000         1,511,687
CompUSA Inc*                                           72,700         1,953,812
International Business Machines                        15,000         1,586,250
                                                                   ------------
                                                                      8,695,499
                                                                   ------------
CONTAINERS 1.33%
Owens-Illinois Inc*                                    64,000         2,208,000
                                                                   ------------

ELECTRICAL EQUIPMENT 3.29%
Emerson Electric                                       30,000         1,770,000
General Cable*                                         85,000         2,560,625
Honeywell Inc                                          15,000         1,120,313
                                                                   ------------
                                                                      5,450,938
                                                                   ------------
ELECTRONICS - SEMICONDUCTOR 0.89%
Xilinx Inc*                                            31,000         1,468,625
                                                                   ------------
ENGINEERING & CONSTRUCTION 0.88%
Chicago Bridge & Iron NV                               64,000         1,464,000
                                                                   ------------
FINANCIAL 1.92%
ACNielsen Corp*                                        75,000         1,612,500
MBNA Corp                                              35,000         1,575,000
                                                                   ------------
                                                                      3,187,500
                                                                   ------------
FOODS 1.63%
Flowers Industries                                     50,000           871,875
Kellogg Co                                             20,000         1,837,500
                                                                   ------------
                                                                      2,709,375
                                                                   ------------
GOLD & PRECIOUS METALS MINING 0.72%
ASARCO Inc                                             35,000         1,190,000
                                                                   ------------
HEALTH CARE DRUGS PHARMACEUTICALS 7.51%
Abbott Laboratories                                    25,000         1,635,937
Bristol-Myers Squibb                                   26,000         2,039,375
Johnson & Johnson                                      20,000         1,246,250
Novartis AG Registered Shrs                             1,500         2,407,579
SmithKline Beecham PLC ADR
   Representing Ord A Shrs                             24,000         2,334,000
Warner-Lambert Co                                      20,000         2,793,750
                                                                   ------------
                                                                     12,456,891
                                                                   ------------
HEALTH CARE RELATED 1.33%
Sulzer Medica AG Registered Shrs*                       2,000           569,407
Sulzer Medica Sponsored ADR*                            5,000           142,500
Tenet Healthcare*                                      50,000         1,496,875
                                                                   ------------
                                                                      2,208,782
                                                                   ------------

INSURANCE 2.50%
Berkley (W R) Corp                                     25,000         1,443,750
Chubb Corp                                             21,700         1,529,850
St Paul Cos                                            15,000         1,176,563
                                                                   ------------
                                                                      4,150,163
                                                                   ------------
INVESTMENT BANK/BROKER FIRM 0.95%
Morgan Stanley Dean Witter
   Discover & Co                                       30,000         1,569,375
                                                                   ------------
LEISURE TIME 0.68%
Brunswick Corp                                         35,000         1,128,750
                                                                   ------------
LODGING - HOTELS 0.95%
Hilton Hotels                                          50,000         1,571,875
                                                                   ------------
MACHINERY 0.87%
Kennametal Inc                                         30,000         1,445,625
                                                                   ------------
MANUFACTURING 2.73%
Allied Signal                                          20,000         1,845,000
Minnesota Mining & Manufacturing                       15,000         1,421,250
Premark International                                  40,000         1,262,500
                                                                   ------------
                                                                      4,528,750
                                                                   ------------
NATURAL GAS 1.44%
Coastal Corp                                           25,000         1,359,375
Columbia Gas System                                    15,000         1,031,250
                                                                   ------------
                                                                      2,390,625
                                                                   ------------
OFFICE EQUIPMENT & SUPPLIES 0.92%
Xerox Corp                                             18,600         1,529,850
                                                                   ------------
OIL & GAS RELATED 2.68%
Exxon Corp                                             35,000         2,248,750
Phillips Petroleum                                     20,000           921,250
United Meridian*                                       40,000         1,277,500
                                                                   ------------
                                                                      4,447,500
                                                                   ------------

PAPER & FOREST PRODUCTS 0.75%
Champion International                                 20,000         1,240,000
                                                                   ------------
REAL ESTATE INVESTMENT TRUST 0.67%
Boston Properties*                                     40,000         1,115,000
                                                                   ------------
RETAIL 6.99%
Dayton Hudson                                          25,000         1,615,625
Dollar General                                         50,000         2,200,000
Federated Department Stores*                           45,000         1,971,562
Sears Roebuck                                          20,000         1,266,250
TJX Cos                                                72,200         2,156,975
Tandy Corp                                             40,000         2,377,500
                                                                   ------------
                                                                     11,587,912
                                                                   ------------
TELECOMMUNICATIONS - LONG DISTANCE 1.59%
Deutsche Telekom AG                                    65,000         1,542,900
Qwest Communications International*                    35,300         1,098,713
                                                                   ------------
                                                                      2,641,613
                                                                   ------------
TELEPHONE 0.88%
Bell Atlantic                                          20,000         1,451,250
                                                                   ------------
TOBACCO 0.75%
Fortune Brands                                         35,000         1,240,313
                                                                   ------------
TOTAL COMMON STOCKS
   (Cost $78,176,045)                                                97,532,433
                                                                   ------------
PREFERRED STOCKS 0.63%
NATURAL GAS 0.63%
Enron Corp, 6.250%, Redeemable
   Exchangable Pfd
   (Cost $1,096,750)                                   50,000         1,040,625
                                                                   ------------
FIXED INCOME SECURITIES 32.52%
US Government Obligations 3.79%
US Treasury Notes
   6.875%, 5/15/2006                                5,000,000         5,273,440
   6.250%, 2/15/2007                                1,000,000         1,014,375
                                                                   ------------
   TOTAL US GOVERNMENT OBLIGATIONS
   (Cost $6,022,287)                                                  6,287,815
                                                                   ------------

US Government Agency Obligations 11.47%
Federal Home Loan Mortgage
   Gold, Participation Certificates
   6.500%, 6/1/2011                                 9,268,184         9,233,428
   6.500%, 9/1/2011                                 9,327,730         9,292,751
Student Loan Marketing
   Association, Notes, Series CQ
   5.360%, 3/7/2001                                   500,000           498,774
                                                                   ------------
   TOTAL US GOVERNMENT AGENCY OBLIGATIONS
   (Cost $18,563,685)                                                19,024,953
                                                                   ------------
Corporate Bonds 16.18%
AUTOMOBILES 0.61%
General Motors Acceptance
   Medium-Term Notes
   6.700%, 4/25/2001                                1,000,000         1,014,312
                                                                   ------------
COMPUTER RELATED 1.21%
International Business Machines Deb,
   6.220%, 8/1/2027                                 2,000,000         2,005,580
                                                                   ------------
ELECTRIC UTILITIES 8.53%
Boston Edison, Deb
   7.800%, 3/15/2023                                1,925,000         1,974,211
Carolina Power & Light
   1st Mortgage
   8.625%, 9/15/2021                                1,000,000         1,193,950
   6.875%, 8/15/2023                                1,000,000           960,767
DQU-II Funding, Collateral Lease
   8.700%, 6/1/2016                                 2,000,000         2,210,386
Enersis SA, Notes
   6.900%, 12/1/2006                                1,000,000         1,009,435
Jersey Central Power & Light, 1st
   Mortgage, 7.500%, 5/1/2023                       1,000,000         1,011,781
Metropolitan Edison
   Medium-Term Secured Notes
   8.150%, 1/30/2023                                2,000,000         2,149,030
Pennsylvania Power & Light, 1st
   Mortgage, 8.500%, 5/1/2022                       1,500,000         1,661,983
South Carolina Electric & Gas
   1st Mortgage, 8.875%, 8/15/2021                  1,750,000         1,970,193
                                                                   ------------
                                                                     14,141,736
                                                                   ------------

ENTERTAINMENT 0.60%
Time Warner, Deb
   6.850%, 1/15/2026                                1,000,000           998,152
                                                                   ------------
HEALTH CARE DRUGS - PHARMACEUTICALS 1.08%
McKesson Corp, Sub Deb
   4.500%, 3/1/2004                                 2,000,000         1,798,442
                                                                   ------------
OFFICE EQUIPMENT & SUPPLIES 0.61%
Xerox Corp, Medium-Term
   Notes, Series D
   6.250%, 11/15/2026                               1,000,000         1,003,443
                                                                   ------------
OIL & GAS RELATED 1.35%
Sun Inc, Deb, 9.375%, 6/1/2016                      2,000,000         2,230,186
                                                                   ------------
PAPER & FOREST PRODUCTS 1.58%
Champion International, Deb
   6.400%, 2/15/2026                                1,000,000           990,290
Quno Corp, Sr Notes
   9.125%, 5/15/2005                                1,500,000         1,635,000
                                                                   ------------
                                                                      2,625,290
                                                                   ------------
REAL ESTATE INVESTMENT TRUST 0.61%
Fisher Brothers Financial Realty
   Secured Notes
   10.750%, 12/17/2000                              1,000,000         1,012,500
                                                                   ------------
   TOTAL CORPORATE BONDS
   (Cost $26,409,783)                                                26,829,641
                                                                   ------------
Foreign Government Agency Obligations 1.08%
Ferrovie dello Stato Gtd Bonds,
   9.125%, 7/6/2009
   (Cost $1,767,259)                                1,500,000         1,796,250
                                                                   ------------
TOTAL FIXED INCOME SECURITIES
   (Cost $52,763,014)                                                53,938,659
                                                                   ------------
SHORT-TERM INVESTMENTS -
   REPURCHASE AGREEMENTS 8.04%
Repurchase Agreement with State Street
   Bank & Trust Co dated 7/31/1997
   due 8/1/1997 at 5.670%, repurchased
   at $13,337,100 (Collateralized by
   US Treasury Bonds due 2/15/2023 at
   7.125%, value $14,000,104)
   (Cost $13,335,000)                              13,335,000        13,335,000
                                                                   ------------
TOTAL  INVESTMENT  SECURITIES AT VALUE  100.00%
  (Cost  $145,370,809)  (Cost for
   Income Tax Purposes
   $145,457,052)                                                    165,846,717
                                                                   ============

MULTI-ASSET ALLOCATION Fund
COMMON STOCKS 67.31%
AEROSPACE & DEFENSE 0.65%
Coltec Industries*                                       500            11,000
Lockheed Martin+                                           0                10
Northrop Grumman                                         800            92,100
UNC Inc*                                                 600             8,700
                                                                   ------------
                                                                       111,810
                                                                   ------------
AIR FREIGHT 0.16%
Yellow Corp*                                           1,000            27,000
                                                                   ------------
AIRLINES 0.51%
America West Holdings Class B*                           600             8,287
British Airways PLC SponsoreD
   ADR Representing Ord Shrs                             400            43,975
Delta Air Lines                                          400            35,550
                                                                   ------------
                                                                        87,812
                                                                   ------------
AUTO PARTS 0.74%
Arvin Industries                                         500            17,406
Autoliv Inc                                                1                35
Borg-Warner Automotive                                 1,400            78,050
Detroit Diesel*                                        1,200            31,200
                                                                   ------------
                                                                       126,691
                                                                   ------------
AUTOMOBILES 0.83%
Chrysler Corp                                          3,100           115,087
Volvo AB Sponsored ADR                                 1,000            27,000
                                                                   ------------
                                                                       142,087
                                                                    -----------

BANKS 5.35%
BankAmerica Corp                                       1,400           105,700
CCB Financial                                            100             8,325
Chase Manhattan                                        1,228           139,455
Cullen Frost Bankers                                     500            23,375
Den Danske Bank ADR                                      400            42,295
Deposit Guaranty                                         600            19,650
Deutsche Bank AG Sponsored ADR                           700            47,448
Development Bank of Singapore Ltd
   Sponsored ADR                                         800            41,550
First Michigan Bank                                      231             7,536
First of America Bank                                  1,950           108,225
HSBC Holdings PLC Sponsored ADR                          200            69,745
Istituto Mobiliare Italiano SpA
   Sponsored ADR                                       1,400            40,250
Magna Group                                              900            33,187
National Australia Bank Ltd Sponsored ADR                800            58,400
Provident Bankshares                                     315            15,002
Riggs National                                           400             8,650
Societe Generale Sponsored ADR                         2,000            52,838
Southtrust Corp                                        1,900            89,538
US Trust                                                 200            10,525
                                                                   ------------
                                                                       921,694
                                                                   ------------
BEVERAGES 1.42%
Coca-Cola Co                                           3,000           207,750
Kirin Brewery Ltd ADR                                    400            36,800
                                                                   ------------
                                                                       244,550
                                                                   ------------
BROADCASTING 0.59%
Carlton Communications PLC Sponsored ADR               1,000            40,625
King World Productions*                                1,500            60,562
                                                                   ------------
                                                                       101,187
                                                                   ------------
BUILDING MATERIALS 0.26%
Centex Corp                                              200            11,150
Martin Marietta Materials                                325            11,233
Medusa Corp                                              500            23,125
                                                                   ------------
                                                                        45,508
                                                                   ------------

CABLE 0.17%
CableVision Systems Class A*                             500            29,687
                                                                   ------------
CHEMICALS 2.31%
Akzo Nobel NV Sponsored ADR                              700            54,513
Bayer AG Sponsored ADR                                 1,000            42,139
Dexter Corp                                              800            31,850
du Pont (E I) de Nemours                               1,800           120,487
Fuller (H B) Co                                          500            25,812
Minerals Technologies                                    900            36,900
Morton International                                   1,100            36,781
Rohm & Haas                                              500            49,000
                                                                   ------------
                                                                       397,482
                                                                   ------------
COMMUNICATIONS - EQUIPMENT &
   MANUFACTURING 0.19%
Boston Technology*                                       400            10,625
Davox Corp*                                              200             6,500
Octel Communications*                                    500            15,125
                                                                   ------------
                                                                        32,250
                                                                   ------------
COMPUTER RELATED 4.05%
Adobe Systems                                          1,400            52,325
BancTec Inc*                                           1,000            24,437
Cadence Design Systems*                                1,100            48,881
Compaq Computer*                                         750            42,844
Computer Task Group                                      700            31,412
Data General*                                            500            15,094
Harbinger Corp*                                          200             6,475
Hyperion Software*                                       300             8,062
International Business Machines                        1,700           179,775
Manugistics Group*                                       400            17,300
Microsoft Corp*                                          600            84,900
National Data                                            200             8,125
Network Appliance*                                       300            13,087
Periphonics Corp*                                        500             6,844
Stratus Computer*                                        300            16,350
Structural Dynamics Research*                            300             8,250
Symantec Corp*                                           400             9,625
Technology Solutions*                                    200             7,850
Transaction System Architects Class A*                   200             7,400

Western Digital*                                       2,800           107,800
                                                                   ------------
                                                                       696,836
                                                                   ------------
CONSUMER FINANCE 0.58%
Imperial Credit Industries*                              400             9,300
Student Loan Marketing Association                       600            89,963
                                                                   ------------
                                                                        99,263
                                                                   ------------
ELECTRIC UTILITIES 1.52%
Central Louisiana Electric                               400            10,750
CILCORP Inc                                              300            12,581
Commonwealth Energy
   Systems SBI                                           400            10,225
Empresa Nacional de
   Electricidad SA Sponsored ADR                         500            42,188
GPU Inc                                                1,100            38,156
Hawaiian Electric Industries                             300            11,175
MidAmerican Energy Holdings                            2,400            41,550
Minnesota Power & Light                                  200             6,575
PacifiCorp                                             1,800            40,162
PowerGen PLC Sponsored ADR                               750            36,469
SIGCORP Inc                                              450            11,756
                                                                   ------------
                                                                       261,587
                                                                   ------------
ELECTRICAL EQUIPMENT 2.62%
General Electric                                       4,000           280,750
Hitachi Ltd Sponsored ADR                                400            45,050
Kent Electronics*                                        800            31,200
Kyocera Corp Sponsored ADR                               250            42,656
Matsushita Electric Industrial Ltd
   Sponsored ADR                                         200            41,500
Molecular Dynamics*                                      500            10,375
                                                                   ------------
                                                                       451,531
                                                                   ------------
ELECTRONICS 0.41%
Belden Inc                                               400            15,500
Brown & Sharpe Manufacturing Class A*                    700             9,275
Level One Communications*                                300            12,750
Logicon Inc                                              400            28,350
Southern Electronics*                                    300             4,575
                                                                   ------------
                                                                        70,450
                                                                   ------------

ELECTRONICS - SEMICONDUCTOR 1.33%
Actel Corp*                                              500             9,625
Burr-Brown Corp*                                         300            10,444
Dallas Semiconductor                                     800            31,250
Intel Corp                                             1,800           165,262
Unitrode Corp*                                           200            11,888
                                                                   ------------
                                                                       228,469
                                                                   ------------
ENGINEERING & CONSTRUCTION 0.47%
JLG Industries                                         3,500            38,719
Pulte Corp                                               800            32,650
Stone & Webster                                          200             9,400
                                                                   ------------
                                                                        80,769
                                                                   ------------
ENTERTAINMENT 0.05%
Metromedia International Group                           700             7,875
                                                                   ------------
FOODS 1.75%
Associated British Foods PLC ADR                       6,000            52,171
Dean Foods                                             2,300           110,831
Earthgrains Co                                         1,000            36,625
Nestle SA Sponsored ADR Representing
   Registered Shrs                                       900            57,109
Unilever NV New York Shrs                                200            43,600
                                                                   ------------
                                                                       300,336
                                                                   ------------
GAMING 0.01%
Primadonna Resorts*                                      100             1,763
                                                                   ------------
GOLD & PRECIOUS METALS MINING 0.31%
Getchell Gold*                                           100             3,337
Rio Tinto Ltd Sponsored ADR*                             800            49,775
                                                                   ------------
                                                                        53,112
                                                                   ------------
HEALTH CARE DRUGS - PHARMACEUTICALS 5.31%
Abbott Laboratories                                    1,900           124,331
Agouron Pharmaceuticals*                                 100             9,575
Amylin Pharmaceuticals*                                1,900            24,937
Astra AB Sponsored ADR Representing
   Series A Shrs                                       3,500            63,875

Bindley Western Industries                               500            11,719
Bristol-Myers Squibb                                   1,800           141,187
Carter-Wallace Inc                                     1,500            27,094
Glaxo Wellcome PLC Sponsored ADR                       1,000            42,500
ICN Pharmaceuticals                                      300            10,256
Johnson & Johnson                                      1,400            87,237
Merck & Co                                             1,800           187,087
Novartis AG Sponsored ADR
   Representing Registered Shrs                          700            56,177
Novo-Nordisk A/S Sponsored ADR                           900            47,813
Perrigo Co*                                              700             9,100
Pfizer Inc                                             1,200            71,550
                                                                   ------------
                                                                       914,438
                                                                   ------------
HEALTH CARE RELATED 1.27%
ATL Ultrasound*                                          400            16,100
Hillenbrand Industries                                 1,000            45,875
Integrated Health Services                               800            27,300
Kinetic Concepts                                         800            15,200
NovaCare Inc*                                            600             7,762
OEC Medical Systems*                                     400             6,850
Safeskin Corp*                                           600            19,838
Sofamor Danek Group*                                     200             8,988
TheraTech Inc*                                         1,000            11,500
Trigon Healthcare*                                       700            16,669
Universal Health Services Class B*                       400            16,250
West Co                                                  900            26,438
                                                                   ------------
                                                                       218,770
                                                                   ------------
HOMEBUILDING 0.04%
Nortek Inc*                                              300             7,369
HOUSEHOLD FURNITURE & APPLIANCES 0.27%
Ethan Allen Interiors                                    500            26,500
Furniture Brands International*                        1,000            20,562
                                                                   ------------
                                                                        47,062
                                                                   ------------
HOUSEHOLD PRODUCTS 0.53%
Procter & Gamble                                         600            91,275
                                                                   ------------
INSURANCE 3.76%
ACE Ltd                                                1,300           106,600
American Bankers Insurance Group                         100             6,769

CIGNA Corp                                               500            99,750
Commerce Group                                           600            15,637
Frontier Insurance Group                                 880            27,445
Guarantee Life                                           600            15,450
HCC Insurance Holdings                                 1,100            34,719
Horace Mann Educators                                  2,100           113,531
ING Groep NV Sponsored ADR                             1,000            49,188
Life Re                                                  200            10,950
Loews Corp                                             1,100           118,937
Orion Capital                                            400            16,725
Presidential Life                                        800            15,600
Reliance Group Holdings                                1,200            15,675
                                                                   ------------
                                                                       646,976
                                                                   ------------
INVESTMENT BANK/BROKER FIRM 1.24%
Bear Stearns                                           2,600           106,112
Interra Financial                                        700            30,012
Morgan Stanley Dean Witter Discovery & Co              1,485            77,684
                                                                   ------------
                                                                       213,808
                                                                   ------------
IRON & STEEL 0.24%
Commercial Metals                                        300             9,525
National Steel Class B*                                  500             7,656
Quanex Corp                                              800            24,900
                                                                   ------------
                                                                        42,081
                                                                   ------------
LEISURE TIME 0.15%
Carmike Cinemas Class A*                                 800            25,300
                                                                   ------------
LODGING - HOTELS 0.34%
HFS Inc*                                               1,000            58,250
                                                                   ------------
MACHINERY 0.55%
Danaher Corp                                             800            44,350
Graco Inc                                                600            19,762
IDEX Corp                                                400            14,050
Manitowoc Co                                             450            17,325
                                                                   ------------
                                                                        95,487
                                                                   ------------
MANUFACTURING 0.81%
Cognex Corp*                                             300            10,200

Dionex Corp*                                             200             9,125
Foamex International*                                    800             9,200
Mueller Industries*                                    1,000            44,875
RWE AG Sponsored ADR Representing Ord Shrs               750            33,401
Robbins & Myers                                          600            20,700
Tredegar Industries                                      200            12,450
                                                                   ------------
                                                                       139,951
                                                                   ------------
NATURAL GAS 0.61%
Coastal Corp                                             800            43,500
MCN Corp                                               1,100            34,856
New Jersey Resources                                     400            12,650
ONEOK Inc                                                400            14,000
                                                                   ------------
                                                                       105,006
                                                                   ------------
OFFICE EQUIPMENT & SUPPLIES 0.63%
US Office Products*                                      300             8,663
Wallace Computer Services                              3,000           100,313
                                                                   ------------
                                                                       108,976
                                                                   ------------
OIL & GAS RELATED 4.69%
Amoco Corp                                               700            65,800
Camco International                                      200            12,925
Elf Aquitaine SA Sponsored ADR                           800            45,800
Energen Corp                                             400            14,500
Exxon Corp                                             1,400            89,950
Global Marine*                                         2,900            83,012
HS Resources*                                            600             8,400
Mobil Corp                                             1,400           107,100
Newpark Resources*                                       400            13,825
Norsk Hydro AS Sponsored ADR                             800            41,800
Parker & Parsley Petroleum                               600            22,538
Phillips Petroleum                                     2,200           101,338
Repsol SA Sponsored ADR                                1,000            40,250
Royal Dutch Petroleum New York
   Registry 5 Gldr Shrs                                1,000            55,938
Vastar Resources                                       2,900           104,400
                                                                   ------------
                                                                       807,576
                                                                   ------------
PAPER & FOREST PRODUCTS 0.42%
Fort Howard*                                           1,300            72,475
                                                                   ------------

PHOTOGRAPHY & IMAGING 0.37%
Fuji Photo Film Ltd ADR                                1,500            63,188
                                                                   ------------
PUBLISHING 0.92%
Central Newspapers Class A                             1,500           104,719
Gannett Co                                               400            39,725
Media General Class A                                    400            14,200
                                                                   ------------
                                                                       158,644
                                                                   ------------
REAL ESTATE INVESTMENT TRUST 9.62%
Ambassador Apartments                                  1,200            28,425
American General Hospitality                           2,700            72,900
Arden Realty Group                                     1,600            43,500
Bay Apartment Communities                                900            34,594
Beacon Properties                                      1,800            65,925
CBL & Associates Properties                            2,200            56,100
Cali Realty                                            1,100            40,219
Chelsea GCA Realty                                       400            15,775
Duke Realty Investments                                  500            22,219
Equity Office Properties Trust SBI*                      400            11,600
Equity Residential Properties Trust SBI                1,262            63,652
Essex Property Trust                                   1,600            52,500
Excel Realty Trust                                       900            26,775
FelCor Suite Hotels                                    2,200            85,800
First Industrial Realty Trust                          2,300            71,156
Gables Residential Trust SBI                           1,100            29,356
General Growth Properties                                700            24,631
Glenborough Realty Trust                                 400             9,525
Healthcare Realty Trust                                  600            17,325
Highwoods Properties                                   1,100            36,712
JP Realty                                                600            15,187
Kilroy Realty                                          1,600            40,200
Kimco Realty                                           1,550            52,700
Koger Equity                                           3,500            68,031
Liberty Property Trust SBI                             2,400            63,300
MGI Properties                                         1,900            41,919
Merry Land & Investment                                1,800            39,375
Nationwide Health Properties                             900            22,106
Parkway Properties                                       600            17,288
Patriot American Hospitality                           3,099            77,272
Prentiss Properties Trust                              1,600            41,600
Price REIT                                               700            26,513
Public Storage                                         1,900            56,406

RFS Hotel Investors                                    1,400            25,550
Security Capital Industrial Trust SBI                    700            15,794
Shurgard Storage Centers Class A                       1,200            33,975
Simon DeBartolo Group                                  1,300            41,600
Spieker Properties                                       600            22,313
Starwood Lodging Trust                                   700            32,638
Sun Communities                                          600            21,713
Sun Hung Kai Properties Ltd Sponsored ADR              2,500            31,401
Sunstone Hotel Investors                               1,200            16,800
TriNet Corporate Realty Trust                          1,200            42,675
                                                                   ------------
                                                                     1,655,045
                                                                   ------------
RESTAURANTS 0.29%
Applebee's International                                 400            12,000
Brinker International*                                   800            12,550
CKE Restaurants                                          750            25,969
                                                                   ------------
                                                                        50,519
                                                                   ------------
RETAIL 2.30%
Cash America International                               900            10,181
Costco Cos*                                            2,300            87,112
Dillard's Inc Class A                                  1,500            56,719
Federated Department Stores*                           1,500            65,719
Lands' End*                                            1,000            29,625
Pier 1 Imports                                         1,050            18,506
Shopko Stores                                            200             5,775
Sports Authority*                                        800            14,300
TJX Cos                                                3,600           107,550
                                                                   ------------
                                                                       395,487
                                                                   ------------
SAVINGS & LOAN 0.77%
Ahmanson (H F) & Co                                    1,300            69,144
Astoria Financial                                        400            19,300
FirstFed Financial*                                      300            10,350
Sovereign Bancorp                                        800            12,675
St Paul Bancorp                                          900            21,431
                                                                   ------------
                                                                       132,900
                                                                   ------------
SERVICES 0.95%
Banta Corp                                               600            16,575
Catalina Marketing*                                      400            17,050

Dai Nippon Printing Ltd ADR                              200            45,777
DeVRY Inc*                                               600            17,625
G&K Services Class A                                     700            23,712
Gerber Scientific                                        400             8,450
Information Resources*                                   600             9,037
Norrell Corp                                             800            25,300
                                                                   ------------
                                                                       163,526
                                                                   ------------
TELECOMMUNICATIONS - CELLULAR &
   WIRELESS 0.17%
Centennial Cellular Class A*                           1,500            22,500
HighwayMaster Communications*                            500             7,250
                                                                   ------------
                                                                        29,750
                                                                   ------------
TELECOMMUNICATIONS - LONG DISTANCE 1.88%
AT&T Corp                                              4,800           176,700
British Telecommunications PLC Sponsored ADR             800             6,650
Portugal Telecom SA Sponsored ADR                      1,000            40,250
Telecom Italia SpA Sponsored ADR                         800            50,750
                                                                   ------------
                                                                       324,350
                                                                   ------------
TELEPHONE 1.47%
GTE Corp                                               1,200            55,800
SBC Communications                                     2,400           142,050
Telefonica de Espana SA Sponsored ADR                    700            55,125
                                                                   ------------
                                                                       252,975
                                                                   ------------
TEXTILE - APPAREL MANUFACTURING 1.05%
Interface Inc Class A                                    400            11,050
Kellwood Co                                              200             6,212
Nautica Enterprises*                                     300             8,250
Unifi Inc                                              1,000            38,188
VF Corp                                                1,300           116,675
                                                                   ------------
                                                                       180,375
                                                                   ------------
TEXTILE - HOME FURNISHINGS 0.11%
Springs Industries Class A                               400            19,350
                                                                   ------------
TOBACCO 0.16%
Universal Corp                                           800            27,550
                                                                   ------------

TRUCKERS 0.11%
Heartland Express*                                       750            18,562
                                                                   ------------
TOTAL COMMON STOCKS (Cost $9,183,164)                               11,586,770
                                                                   ------------
PREFERRED STOCKS 0.59%
CONSUMER FINANCE 0.23%
Home Ownership Funding 13.331%^^,
   Stepdown Pfd^                                          40            39,850
                                                                   ------------
REAL ESTATE INVESTMENT TRUST 0.36%
Lazara Properties 13.547%^^,
   Stepdown Pfd^                                          30            30,150
Tier I Properties 11.095%^^,
   Stepdown Pfd^                                          30            30,788
                                                                   ------------
                                                                        60,938
                                                                   ------------
TOTAL PREFERRED STOCKS (Cost $100,000)                                 100,788
                                                                   ------------
FIXED INCOME SECURITIES 20.05%
US Government Obligations 10.24%
US Treasury Bonds
   8.750%, 5/15/2017                                 100,000           126,750
   7.875%, 2/15/2021                                 235,000           277,447
   7.500%, 11/15/2016                                 50,000            56,328
US Treasury Notes
   7.250%, 8/15/2004                                 275,000           294,508
   6.875%, 5/15/2006                                 280,000           295,313
   6.250%, 5/31/2000                                 175,000           177,023
   6.125%, 9/30/2000                                 175,000           176,477
   5.875%, 8/15/1998                                 150,000           150,328
   5.750%, 8/15/2003                                  70,000            69,322
   5.125%, 11/30/1998                                140,000           138,994
                                                                   ------------
   TOTAL US GOVERNMENT
    OBLIGATIONS
    (Cost $1,697,361)                                                1,762,490
                                                                   ------------
US Government Agency Obligations 4.09%
Federal Home Loan Bank
   6.075%, 1/22/1999                                 100,000            99,984
Federal Home Loan Mortgage Gold,
   Participation Certificates
   9.000%, 1/1/2007                                   29,054            30,143
   8.000%, 8/1/2017                                   32,155            33,151

Federal Home Loan Mortgage Association,
   Participation Cerfiticates,
   9.000%, 1/1/2005                                   23,905            24,914
Federal National Mortgage Association,
   Gtd Pass-Through Certificates
   7.500%, 12/31/2027~~                              100,000           101,594
   6.500%, 12/31/2027~~#                              70,000            68,425
   6.000%, 4/1/2024                                   44,187            42,428
Federal National Mortgage Association,
   Gtd REMIC Pass-Through Certificates
   7.500%, 11/25/2006                                 75,000            77,033
   7.000%, 5/25/2006                                 105,000           105,792
   6.000%, 6/25/2009                                  46,934            45,464
Government National Mortgage
   Association I, REMIC Pass-Through
   Certificates, 7.000%, 1/16/2007                    75,000            75,736
                                                                   ------------
   TOTAL US GOVERNMENT
    AGENCY OBLIGATIONS
    (Cost $697,426)                                                    704,664
                                                                   ------------
Asset-Backed Securities 1.46%
CONSUMER FINANCE 1.46%
FirstPlus Home Loan Trust, Notes
   Series 1997-1 Notes, Class A-2
   6.280%, 9/10/2006                                  75,000            75,231
Nationsbank Auto Owner Trust Notes,
   Series 1996-A, Class A-3
   6.375%, 7/15/2000                                  75,000            75,592
Premier Auto Trust, Notes Series 1996-4,
   Class A-3
   6.200%, 11/6/2000                                 100,000           100,594
                                                                   ------------
   TOTAL ASSET-BACKED SECURITIES
   (Cost $250,517)                                                     251,417
                                                                   ------------
Mortgage-Backed Securities 1.17%
CONSUMER FINANCE 0.73%
Contimortgage Home Equity Loan Trust,
   Pass-Through Certificates, Series 1997-1
   Class A3, 6.480%, 1/15/2012                       125,000           125,674
                                                                   ------------
FINANCAL 0.44%
IMC Home Equity Loan Trust Pass-Through
   Certificates Series 1997-3, Class A3
   6.710%, 1/20/2012                                  75,000            75,640
                                                                   ------------

   TOTAL MORTGAGE-BACKED SECURITIES
   (Cost $199,998)                                                     201,314
                                                                   ------------
Corporate Bonds 3.09%
COMMUNICATIONS - EQUIPMENT &
   MANUFACTURING 0.53%
Motorola Inc, Deb
   8.400%, 8/15/2031                                  75,000            92,006
                                                                   ------------
CONSUMER FINANCE 0.34%
Beneficial Corp, Deb
   8.400%, 5/15/2008                                  50,000            57,820
                                                                   ------------
FINANCIAL 0.33%
General Electric Capital Medium-Term
   Step-Up Notes ++
   5.800%, 4/1/2008                                   50,000            55,867
                                                                   ------------
REAL ESTATE INVESTMENT TRUST 0.83%
Kimko Realty, Medium-Term Notes,
   7.060%, 7/14/2009                                  50,000            51,031
Spieker Properties LP Notes
   7.125%, 12/1/2006                                  50,000            50,857
Weingarten Realty Investors Series A,
   Medium-Term Notes
   6.900%, 11/24/2008                                 40,000            40,688
                                                                   ------------
                                                                       142,576
                                                                   ------------
TELECOMMUNICATIONS - LONG DISTANCE 0.29%
BellSouth Telecommunications
   Deb, 5.850%, 11/15/2045                            50,000            50,100
                                                                   ------------
TELEPHONE 0.77%
GTE Corp, Deb
   10.250%, 11/1/2020                                 50,000            57,677
US WEST Capital Funding, Notes
   6.310%, 11/1/2005                                  75,000            75,034
                                                                   ------------
                                                                       132,711
                                                                   ------------
   TOTAL CORPORATE BONDS (Cost $513,557)                               531,080
                                                                   ------------

TOTAL FIXED INCOME SECURITIES
   (Cost $3,358,859)                                                 3,450,965
                                                                   ------------
SHORT-TERM  INVESTMENTS 12.05%
US Government Obligations 1.88%
US Treasury Notes
   5.375%, 5/31/1998
   (Cost $323,773)                                   325,000           324,390
Repurchase Agreements 10.17%
Repurchase Agreement with
  State Street Bank & Trust Co
  dated  7/31/1997  due  8/1/1997
  at  5.670%,  repurchased  at
  $1,750,276  (Collateralized
  by US Treasury  Notes due
  6/30/2001  at 6.625%, value
  $1,798,260)
  (Cost $1,750,000)                                1,750,000         1,750,000
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS
   (Cost $2,073,773)                                                 2,074,390
                                                                   ------------
TOTAL INVESTMENT SECURITIES AT VALUE 100.00%
   (Cost $14,715,796) (Cost for Income
   Tax Purposes $14,748,791)                                        17,212,913
                                                                   ============

* Security is non-income producing.

+ Shares represent a fractional position of 0.09 of one share.

^^ Security is a perpetual stepdown. Step down securities are obligations which decrease the interest payment rate at a specific point in time. Rate shown reflects current rate which will step down at a future date.

^ Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale to institutional investors.

~~ Security is a To-Be-Announced (TBA) security.

# Security is subject to a dollar roll transaction.

++ Step up bonds are obligations which increase the interest payment rate at a specific point in time. Rate shown reflects current rate which may step up at a future date.

See Notes to Financial Statements

INVESCO Multiple Asset Funds, Inc.
Statement of Assets and Liabilities
July 31, 1997

                                                    Balanced        Multi-Asset
                                                      Fund      Allocation Fund
                                            ------------------------------------
ASSETS
Investment Securities:
   At Cost~                                        $145,370,809     $14,715,796
                                            ====================================
   At Value~                                        165,846,717      17,212,913
Cash                                                  1,572,754          42,766
Receivables:
   Investment Securities Sold                         1,238,234          29,021
   Fund Shares Sold                                     245,145          10,148
   Dividends and Interest                               818,168          70,725
Prepaid Expenses and Other Assets                        36,237          10,942
                                            ------------------------------------
TOTAL ASSETS                                        169,757,255      17,376,515
                                            ------------------------------------
LIABILITIES
Payables:
   Distributions to Shareholders                         49,796           2,017
   Investment Securities Purchased                    7,488,920         221,514
   Fund Shares Repurchased                              239,520          16,777
Accrued Distribution Expenses                            33,727           3,659
Accrued Expenses and Other Payables                      24,571          15,206
                                            ------------------------------------
TOTAL LIABILITIES                                     7,836,534         259,173
                                            ------------------------------------
Net Assets at Value                                 161,920,721      17,117,342
                                            ====================================
NET ASSETS
Paid-in Capital*                                    129,832,395      13,360,302
Accumulated Undistributed Net
   Investment Income (See Note 1)                       148,050          10,855
Accumulated Undistributed Net
   Realized Gain on Investment
   Securities and Foreign Currency
   Transactions                                      11,464,650       1,249,068
Net Appreciation of Investment
   Securities and Foreign Currency
   Transactions (See Note 1)                         20,475,626       2,497,117
                                            ------------------------------------
Net Assets at Value                                 161,920,721      17,117,342
                                            ====================================

Shares Outstanding                                  10,211,984        1,245,329
Net Asset Value, Offering and
   Redemption Price per Share                            15.86            13.75
                                            ====================================

~ Investment securities at cost and value at July 31, 1997 include repurchase agreements of $13,335,000 and $1,750,000 for Balanced and Multi-Asset Allocation Funds, respectively.


* The Fund has 500 million authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to each individual Fund.

See Notes to Financial Statements

INVESCO Multiple Asset Funds, Inc.
STATEMENT OF OPERATIONS
Year Ended July 31, 1997

                                                    Balanced        Multi-Asset
                                                      Fund      Allocation Fund
                                            ------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                            $1,385,725     $228,200
Interest                                              3,571,802      271,665
   Foreign Taxes Withheld                              (24,582)      (3,697)
                                            ------------------------------------
   TOTAL INCOME                                       4,932,945      496,168
                                            ------------------------------------
EXPENSES
Investment Advisory Fees                                797,409      100,445
Distribution Expenses                                   332,273       33,482
Transfer Agent Fees                                     397,860       44,706
Administrative Fees                                      29,935       12,009
Custodian Fees and Expenses                              52,604       15,558
Directors' Fees and Expenses                             13,035        8,125
Professional Fees and Expenses                           23,520       14,435
Registration Fees and Expenses                           79,860       25,344
Reports to Shareholders                                  52,073        6,759
Other Expenses                                            8,217        3,266
                                            ------------------------------------
   TOTAL EXPENSES                                     1,786,786      264,129
   Fees and Expenses Absorbed by
   Investment Adviser                                  (69,052)      (56,923)
   Fees and Expenses Paid Indirectly                   (53,691)       (5,257)
                                            ------------------------------------
   NET EXPENSES                                       1,664,043       201,949
                                            ------------------------------------
NET INVESTMENT INCOME                                 3,268,902       294,219
                                            ------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Gain on Investment
   Securities and Foreign Currency
   Transactions                                      12,406,672     1,555,676
Change in Net Appreciation of
   Investment Securities and Foreign
   Currency Transactions                             19,416,347     1,745,166
                                            ------------------------------------

NET GAIN ON INVESTMENT SECURITIES                    31,823,019     3,300,842
                                            ------------------------------------
Net Increase in Net Assets
   from Operations                                 $ 35,091,921   $ 3,595,061
                                            ====================================

See Notes to Financial Statements

INVESCO Multiple Asset Funds, Inc.
Statement of Changes in Net Assets
Year Ended July 31

                                                    Balanced                            Multi-Asset
                                                      Fund                            Allocation Fund
                                            --------------------------     -------------------------------
                                             1997              1996              1997              1996

OPERATIONS
Net Investment Income                       $  3,268,902 $  2,834,839      $    294,219          $224,940
Net Realized Gain on Investment Securities
   and Foreign Currency Transactions          12,406,672   11,022,562         1,555,676           665,235
Change in Net Appreciation (Depreciation)
   of Investment Securities and Foreign
   Currency Transactions                      19,416,347   (1,554,333)        1,745,166            18,014
                                            --------------------------     -------------------------------
NET INCREASE IN NET
   ASSETS FROM OPERATIONS                     35,091,921   12,303,068         3,595,061           908,189
                                            --------------------------     -------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                         (3,256,031)  (2,832,865)         (292,965)         (225,039)
Net Realized Gain on Investment
   Securities and Foreign Currency
   Transactions                               (7,920,456)  (5,048,134)         (828,800)         (147,924)
                                            --------------------------     -------------------------------
TOTAL DISTRIBUTIONS                          (11,176,487)  (7,880,999)       (1,121,765)         (372,963)
                                            --------------------------     -------------------------------
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                157,332,062  201,328,435        42,685,783        13,724,833
Reinvestment of Distributions                 10,886,903    7,491,818         1,101,635           366,691
                                            --------------------------     -------------------------------
                                             168,218,965  208,820,253        43,787,418        14,091,524





Amounts Paid for Repurchases of Shares      (145,279,529)(135,399,982)      (38,716,952)      (12,831,534)
NET INCREASE IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS               22,939,436   73,420,271         5,070,466         1,259,990
                                            --------------------------    --------------------------------
Total Increase in Net Assets                  46,854,870   77,842,340         7,543,762         1,795,216
NET ASSETS
Beginning of Period                          115,065,851   37,223,511         9,573,580         7,778,364
                                            --------------------------    --------------------------------
End of Period                               $161,920,721 $115,065,851       $17,117,342        $9,573,580
                                            ==========================    ================================
Accumulated Undistributed Net Investment
   Income Included in Net Assets at
   End of Period (See Note 1)                    148,050       10,019            10,855             1,204

FUND SHARE TRANSACTIONS
Shares Sold                                   10,958,657   14,985,724         3,446,561         1,194,602
Shares Issued from Reinvestment
   of Distributions                              779,085      564,187            91,434            32,203
                                             --------------------------   --------------------------------
                                              11,737,742   15,549,911         3,537,995         1,226,805
Shares Repurchased                           (10,136,122) (10,019,968)       (3,121,290)       (1,115,680)
                                             --------------------------   --------------------------------
Net Increase in Fund Shares                    1,601,620    5,529,943           416,705           111,125
                                             ==========================   ================================

See Notes to Financial Statements


INVESCO Multiple Asset Funds, Inc.
Notes to Financial Statements
NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Multiple Asset Funds, Inc. (the "Fund"), is incorporated in Maryland and presently consists of two separate Funds: Balanced Fund and Multi-Asset Allocation Fund. The investment objectives of each Fund are to achieve a high total return on investment through capital appreciation and current income. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
A. SECURITY VALUATION - Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.
          Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.
          Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.
          Options are valued at the last sales price on the principal exchange on which the options are traded. If there is no last sales price reported, then the bid price will be used.
          If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith by the Fund's board of directors.
          Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.
          Assets and liablities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.
B. TO-BE-ANNOUNCED SECURITIES - To-Be-Announced ("TBA") securities held by the Fund are fully collateralized by other securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the TBA securities.
C. REPURCHASE AGREEMENTS - Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.
D. OPTIONS - The Fund may hold options for investment purposes with the intent to hedge the portfolio against ongoing exposure to market value and interest rate fluctuations.
          The use of such instruments may involve certain risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. Realized gains or losses on purchased option transactions are included in Net Realized Gain (Loss) on Investment Securities and Foreign Currency Transactions in the Statement of Operations.
E. DOLLAR ROLL TRANSACTIONS - The Fund may enter into mortgage "dollar rolls" in which it sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund would benefit to the extent of any difference bewtween the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. These amounts are included in interest income. The Fund maintains segregated assets, the dollar value of which meets or exceeds its obligations with respect to dollar rolls.
F. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date and dividend income is recorded on the ex dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Discounts and premiums on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis.

          Effective September 1, 1996, the Fund began accruing income using the effective interest method which includes amortizing premiums on purchases of portfolio securities as adjustments to income. This method of recording income more closely reflects the economics of holding and disposing of debt instruments. Prior to September 1, 1996, the Fund accrued coupon interest income, market discount and original issue discount and accounted for purchased premiums as capital gains or losses when realized upon disposition of the associated security. The cumulative effect of applying this accounting change was to decrease accumulated undistributed net investment income and increase net unrealized appreciation of investment securities by $1,947 and $642 for Balanced and Multi- Asset Allocation Funds, respectively. Such accounting change had no effect on net asset value per share.
          The Fund may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investments includes fluctuations from currency exchange rates and fluctuations in market value.
          The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.
          Investments in securities of governmental agencies may only be guaranteed by the respective agency's limited authority to borrow from the U.S. Government and may not be guaranteed by the full faith and credit of the United States.
G. FEDERAL AND STATE TAXES - The Fund has complied and continues to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.
          To the extent future capital gains are offset by capital loss carryovers, such gains will not be distributed to shareholders.
          Dividends   paid  by  the  Fund  from  net   investment   income   and
     distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended July 31, 1997, 9.97% for Balanced Fund and 31.26% for Multi- Asset Allocation Fund
     qualified for the dividends received deduction available to the Fund's corporate shareholders.
          Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.
H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded by the Fund on the ex dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, market discounts, amortized premiums, foreign currency transactions, nontaxable dividends, net operating losses and expired capital loss carryforwards. For the year ended July 31, 1997, Balanced Fund reclassified $127,107 from accumulated undistributed net realized gain on investment securities to accumulated undistributed net investment income. For the year ended July 31, 1997, Multi-Asset Allocation Fund reclassified $9,039 from accumulated undistributed net realized gain on investment securities to accumulated undistributed net investment income. Net investment income, net realized gains and net assets were not affected.
I. EXPENSES - Each of the Funds bears expenses incurred specifically on its behalf and, in addition, each Fund bears a portion of general expenses, based on the relative net assets of each Fund.
          Under an agreement between each Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Similarly, Transfer Agent Fees are reduced by credits earned by each portfolio from security brokerage transactions under certain broker/service arrangements with third parties. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.
    For the year ended July 31, 1997, Fees and Expenses Paid Indirectly consisted of the following:

                               Custodian Fee          Transfer      Distribution
Portfolio                       and Expenses        Agent Fees          Expenses
--------------------------------------------------------------------------------
Balanced Fund                       $53,657               $24                10
Multi-Asset Allocation Fund           5,257                 0                 0

NOTE 2 - INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. For Balanced Fund, the fee is based on the  annual  rate of 0.60% on the first $350  million  of  average  net assets; reduced to 0.55% on the next $350 million of average net assets; and 0.50% on average net assets in excess of $700 million. For Multi-Asset Allocation Fund, the fee is based on the annual rate of 0.75% on the first $500 million of average net assets; reduced to 0.65% on the next $500 million of average net assets; and 0.50% on average net assets in excess of $1 billion.
    In accordance with a Sub-Advisory Agreement between IFG and INVESCO Trust Company ("ITC"), a wholly owned subsidiary of IFG, investment decisions of Balanced Fund are made by ITC. In a separate Sub-Advisory Agreement between IFG and INVESCO Management & Research, Inc. ("IMR"), an affiliate of IFG, provides that investment decisions of Multi-Asset Allocation Fund are made by IMR. Fees for such sub-advisory services are paid by IFG.
    In accordance with an Administrative Agreement, each Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.015% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.
    IFG receives a transfer agent fee at an annual rate of $20.00 per shareholder account, or, where applicable, per participant in an omnibus account, per year.
    IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month.
    A plan of distribution pursuant to Rule 12b-1 of the Act provided for reimbursement of marketing and advertising expenditures to IFG (the
"Distributor") to a maximum of 0.25% of average annual net assets. Effective January 1, 1997, the Rule 12b-1 distribution plan was modified by action of the Board of Directors so that the Fund compensates IFG for permisible activities and service in connection with the distribution of the Fund's shares. For the year ended July 31, 1997, Balanced and Multi-Asset Allocation Funds paid the Distributor $323,776 and $31,979, respectively, for reimbursement of expenses incurred. Accordingly, the above amounts reflect reimbursements under the plan for the five months ended December 31, 1996 and compensation under the plan for the seven months ended July 31, 1997. Effective September 29, 1997, INVESCO Distributors, Inc., a wholly owned subsidiary of IFG, will replace IFG as Distributor.
    IFG and ITC have voluntarily agreed, in some instances, to absorb certain fees and expenses incurred by Balanced Fund and IFG and IMR have voluntarily agreed, in some instances, to absorb certain fees and expenses incurred by Multi-Asset Allocation Fund.
NOTE 3 - PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended July 31, 1997, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

Fund                                                Purchases             Sales
--------------------------------------------------------------------------------
Balanced Fund                                     $194,737,437      $165,109,982
Multi-Asset Allocation Fund                         11,302,407         8,706,624


For the year ended July 31, 1997, the aggregate cost of purchases and proceeds from sales of U.S. Government securities were as follows:

Fund                                                Purchases             Sales
--------------------------------------------------------------------------------
Balanced Fund                                     $ 10,653,750       $21,557,667
Multi-Asset Allocation Fund                          3,508,127         3,322,324

NOTE 4 - APPRECIATION AND DEPRECIATION. At July 31, 1997, the gross appreciation of securities in which there was an excess of value over tax cost, the gross depreciation of securities in which there was an excess of tax cost over value and the resulting net appreciation by Fund were as follows:

                                   Gross             Gross               Net
Fund                           Appreciation      Depreciation      Appreciation
--------------------------------------------------------------------------------
Balanced Fund                   $20,770,007          $380,342       $20,389,665
Multi-Asset Allocation Fund       2,558,393            94,271         2,464,122

NOTE 5 - TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG, ITC or IMR.
    The Fund has adopted an unfunded deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 40% of the retainer fee at the time of retirement.
    Pension expenses for the year ended July 31, 1997, included in Directors' Fees and Expenses in the Statement of Operations, and unfunded accrued pension costs and pension liability included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities were as follows:

                                                   Unfunded
                                    Pension         Accrued           Pension
Fund                               Expenses     Pension Costs         Liability
------------------------------------------------------------------------------
Balanced Fund                        $1,390            $1,797            $3,940
Multi-Asset Allocation Fund             361                91               520

NOTE 6 - LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the Net Assets at Value of each respective Fund. Each Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At July 31, 1997, there were no such borrowings.

INVESCO Multiple Asset Funds, Inc.
Financial Highlights
 (For a Fund Share Outstanding Throughout Each Period)

                                                                                                             Period
                                                                                                              Ended
                                                                        Year Ended July 31                  July 31
                                                               -------------------------------------------- --------
                                                                 1997              1996              1995     1994^

                                                               Balanced Fund

PER SHARE DATA
Net Asset Value - Beginning of Period                          $13.36            $12.08            $10.30    $10.00
                                                               -------------------------------------------- --------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                            0.34              0.37              0.29      0.12
Net Gains on Securities (Both Realized and Unrealized)           3.37              2.12              2.03      0.30
                                                               -------------------------------------------- --------
Total from Investment Operations                                 3.71              2.49              2.32      0.42
                                                               -------------------------------------------- --------
LESS DISTRIBUTIONS
Dividends from Net Investment Income                             0.34              0.37              0.29      0.12
Distributions from Capital Gains                                 0.87              0.84              0.25      0.00
                                                               -------------------------------------------- --------
Total Distributions                                              1.21              1.21              0.54      0.12
                                                               -------------------------------------------- --------
Net Asset Value - End of Period                                 15.86             13.36             12.08     10.30
                                                               ============================================ ========
TOTAL RETURN                                                   29.27%            20.93%            23.18%     4.16%*






RATIOS
Net Assets - End of Period ($000 Omitted)                    $161,921          $115,066           $37,224    $4,252
Ratio of Expenses to Average Net Assets#                       1.29%@            1.29%@             1.25%     1.25%~
Ratio of Net Investment Income to
    Average Net Assets#                                         2.46%             3.03%             3.12%     2.87%~
Portfolio Turnover Rate                                          155%              259%              255%       61%*
Average Commission Rate Paid^^                               $ 0.1304                 -                 -                 -


^ From  December 1, 1993,  commencement  of investment  operations,  to July 31,
1994.

*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
representative of a full year.

# Various expenses of the Fund were voluntarily absorbed by IFG and ITC for the years ended July 31, 1997, 1996 and 1995 and for the period ended July 31, 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.34%, 1.29%, 1.59% and 4.37% (annualized), respectively, and ratio of net investment income to average net assets would have been 2.41%, 3.03%, 2.77% and (0.25%) (annualized), respectively.

@ Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

~ Annualized

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

INVESCO Multiple Asset Funds, Inc.
Financial Highlights (Continued)
 (For a Fund Share Outstanding Throughout Each Period)

                                                                                                             Period
                                                                                                              Ended
                                                                        Year Ended July 31                  July 31
                                                               -------------------------------------------- --------
                                                                 1997              1996              1995     1994^
                                                               Multi-Asset Allocation Fund

PER SHARE DATA
Net Asset Value - Beginning of Period                          $11.55            $10.84             $9.68    $10.00
                                                               -------------------------------------------- --------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                            0.25              0.28              0.28      0.06
Net Gains or (Losses) on Securities
    (Both Realized and Unrealized)                               3.18              0.89              1.16     (0.32)
                                                               -------------------------------------------- --------
Total from Investment Operations                                 3.43              1.17              1.44     (0.26)
                                                               -------------------------------------------- --------
LESS DISTRIBUTIONS
Dividends from Net Investment Income                             0.25              0.28              0.28      0.06
Distributions from Capital Gains                                 0.98              0.18              0.00      0.00
                                                               -------------------------------------------- --------
Total Distributions                                              1.23              0.46              0.28      0.06
                                                               -------------------------------------------- --------
Net Asset Value - End of Period                                $13.75            $11.55            $10.84     $9.68
                                                               ============================================ ========
TOTAL RETURN                                                   31.41%            10.96%            15.11%    (2.60%)*






RATIOS
Net Assets - End of Period ($000 Omitted)                     $17,117            $9,574            $7,778    $4,958
Ratio of Expenses to Average Net Assets#                       1.55%@            1.62%@             1.50%     1.50%~
Ratio of Net Investment Income to
    Average Net Assets#                                         2.19%             2.43%             2.99%     2.23%~
Portfolio Turnover Rate                                           98%               92%               79%       42%*
Average Commission Rate Paid^^                                $0.0555                 -                 -         -

^ From  December 1, 1993,  commencement  of investment  operations,  to July 31,
1994.

*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
representative of a full year.

# Various expenses of the Fund were voluntarily absorbed by IFG and IMR for the years ended July 31, 1997, 1996 and 1995 and for the period ended July 31, 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.97%, 2.24%, 2.47% and 5.14% (annualized), respectively, and ratio of net investment income to average net assets would have been 1.77%, 1.81%, 2.02% and (1.41%) (annualized), respectively.

@ Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

~ Annualized

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

Report of Independent Accountants


To the Shareholders and Board of Directors of INVESCO Multiple Asset Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Balanced Fund and INVESCO Multi-Asset Allocation Fund (constituting INVESCO Multiple Asset Funds, Inc., hereafter referred to as the "Fund") at July 31, 1997, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.




Price Waterhouse LLP

Denver, Colorado
September 2, 1997

INVESCO FUNDS

We're easy to stay in touch with:
Investor Services Representatives,
1-800-525-8085
PAL(R), your Personal Account Line,
1-800-424-8085

On the World Wide Web:
http://www.invesco.com

Denver Investor Centers:
Cherry Creek, 155-B Fillmore Street;
Denver Tech Center, 7800 E. Union Avenue,
Lobby Level

INVESCO Funds Group, Inc.,(SM) Distributor
(As of 9/29/97, INVESCO Distributors, Inc., Distributor)
Post Office Box 173706
Denver, Colorado 80217-3706

This information must be preceded or
accompanied by a current prospectus.